EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report for period ended May 31, 2004 of Donini, Inc. (the "Company") on Form 10-QSB for the period ending February 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Deros, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ PETER DEROS
-------------------------------------
Peter Deros
President and Chief Executive Officer


September 15, 2004